Discontinued Operations And Other Dispositions	12 Months Ended
Dec. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations And Other Dispositions
DISCONTINUED OPERATIONS AND OTHER DISPOSITIONS
Discontinued Operations
On July 14, 2015, the Company consummated the split-off of the majority of its Test & Measurement segment's communications business (other than the data communications cable installation business and the communication service provider business of Fluke Networks which are now part of the instruments business of the Company's Test & Measurement segment) to Danaher shareholders who elected to exchange Danaher shares for ownership interests in the communications business, and the subsequent merger of the communications business with a subsidiary of NetScout Systems, Inc. (“NetScout”). Danaher shareholders who participated in the exchange offer tendered 26.0 million shares of Danaher common stock, (approximately $2.3 billion on the date of tender) and received 62.5 million shares of NetScout common stock which represented approximately 60% of the shares of NetScout common stock outstanding following the combination.
The accounting requirements for reporting the disposition of the communications business as a discontinued operation were met when the separation and merger were completed. Accordingly, the accompanying consolidated financial statements for all periods presented reflect this business as discontinued operations. The Company allocated a portion of the consolidated interest expense to discontinued operations based on the ratio of the discontinued business' net assets to the Company's consolidated net assets. The assets and liabilities, results of operations and cash flows of the Company's communication business for all periods presented have been reclassified from continuing operations and presented as discontinued operations.
The Company has an ongoing Transition Services Agreement (“TSA”) with NetScout under which the Company will provide NetScout with certain transition services for up to 12 months following the closing date of the disposition. These services include finance & accounting, information technology, payroll processing, and other administrative services as well as certain manufacturing, supply chain, and selling activities for a portion of the transferred businesses.
In January 2012, the Company completed the sale of its integrated scanning system business (the Accu-Sort ("ASI") business) for $132 million in cash. In addition, in February 2012, the Company completed the sale of its Kollmorgen Electro-Optical ("KEO") business for $205 million in cash. These businesses were part of the Industrial Technologies segment. The businesses had combined annual revenues of $275 million in 2011. The Company recorded an aggregate after-tax gain on the sale of these businesses of $94 million, or $0.13 per diluted share, in its first quarter 2012 results. The Company has reported the ASI and KEO businesses as discontinued operations in its consolidated financial statements. Accordingly, the results of operations and cash flows of these businesses have been presented as discontinued operations.
The key components of income from discontinued operations for the years ended December 31 were as follows ($ in millions):

	2014	2013	2012
Sales	$759.8	$834.9	$795.5
Cost of sales	(209.9)	(219.3)	(224.3)
Selling, general and administrative expenses	(308.0)	(315.7)	(258.2)
Research and development expenses	(157.2)	(145.5)	(128.8)
Interest expense	(3.6)	(4.7)	(4.8)
Income from discontinued operations before income taxes	81.1	149.7	179.4
Gain on disposition of discontinued operations before income taxes	—	—	148.7
Earnings from discontinued operations before income taxes	81.1	149.7	328.1
Income taxes	(25.8)	(45.3)	(117.2)
Earnings from discontinued operations, net of income taxes	$55.3	$104.4	$210.9

The following table summarizes the major classes of assets and liabilities of discontinued operations that were included in the Company's accompanying Consolidated Balance Sheets ($ in millions):

	2014	2013
Assets:
Trade accounts receivable, net	$188.0	$159.3
Inventories	48.7	49.4
Property, plant and equipment, net	31.1	27.3
Goodwill	1,291.0	1,321.0
Other intangible assets, net	309.7	350.0
Other assets	15.0	26.4
Total assets, discontinued operations	$1,883.5	$1,933.4
Liabilities:
Trade accounts payable	$50.0	$40.1
Accrued expenses and other liabilities	258.0	236.4
Other long-term liabilities	159.6	175.8
Total liabilities, discontinued operations	$467.6	$452.3

Other Dispositions
In August 2014, the Company completed the divestiture of its electric vehicle systems ("EVS")/hybrid product line for a sale price of $87 million in cash. This product line, which was part of the Industrial Technologies segment, had revenues of approximately $60 million in 2014 prior to the divestiture and approximately $100 million in each of 2013 and 2012. Operating results of the product line were not significant to segment or overall Company reported results in 2014. The Company recorded a pre-tax gain on the sale of the product line of $34 million ($26 million after-tax or $0.04 per diluted share) in its third quarter 2014 results. Subsequent to the sale, the Company has no continuing involvement in the EVS/hybrid product line. In accordance with ASU No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, which the Company adopted at the beginning of the third quarter of 2014, the divestiture of the EVS/hybrid product line has not been classified as a discontinued operation in this Form 10-K since the disposition does not represent a strategic shift that will have a major effect on the Company's operations and financial statements.
On July 4, 2010, the Company entered into a joint venture with Cooper Industries, plc (“Cooper”), combining certain of the Company’s hand tool businesses with Cooper’s Tools business to form a new entity called Apex Tool Group, LLC (“Apex”). Each of Cooper and the Company had owned a 50% interest in Apex, had an equal number of representatives on Apex’s Board of Directors and neither joint venture partner controlled the significant operating and financing activities of Apex. The Company had accounted for its investment in the joint venture based on the equity method of accounting.
In February 2013, the Company and Cooper sold Apex to an unrelated third party for approximately $1.6 billion. The Company received $797 million from the sale, consisting of cash of $759 million (including $67 million of dividends received prior to closing) and a note receivable of $38 million (which has been subsequently collected). The Company recognized a pre-tax gain of $230 million ($144 million after-tax or $0.20 per diluted share) in its first quarter 2013 results in connection with this transaction which is included as a component of other income in the accompanying Consolidated Statement of Earnings.
The gain is computed as the difference between the book value of the Company's investment in Apex at the time of sale and the fair value of the consideration received in exchange, as indicated in the table below ($ in millions):

Fair value of consideration received:
Cash, including $66.6 of dividends received during 2013 prior to the closing of the sale	$758.6
Note receivable	38.5
Total fair value of consideration received	797.1
Less: book value of investment in unconsolidated joint venture	545.6
Less: other related costs and expenses	21.7
Pre-tax gain on sale of unconsolidated joint venture	229.8
Income tax expense	86.2
After-tax gain on sale of unconsolidated joint venture	$143.6

The Company's share of the 2013 earnings generated by Apex prior to the closing of the sale was insignificant. The Company recorded $70 million related to its equity in the earnings of Apex during the year ended December 31, 2012 reflecting its 50% ownership position. Subsequent to the sale of its investment in Apex, the Company has no continuing involvement in Apex's operations.